                              P R O S P E C T U S


                                 JULY 10, 2000


 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.

  Dimensional Investment Group Inc. is a mutual fund that offers a variety of investment portfolios.
       Each of the Fund's Portfolios has its own investment objective and policies, and is the
       equivalent of a separate mutual fund. The Portfolios described in this Prospectus:
                  Are generally available only to 401(k) plans
                       or other similar retirement plans.
                   Do not charge sales commissions or loads.
                           Are designed for long-term
                                   investors.

                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES

      U.S. Large Company Portfolio K   U.S. 4-10 Value Portfolio K
      U.S. Large Cap Value Portfolio   U.S. 6-10 Small Company
      K                                Portfolio K

                        INTERNATIONAL EQUITY SECURITIES

      DFA International Value          Emerging Markets Portfolio K
      Portfolio K

                            FIXED INCOME SECURITIES

      DFA One-Year Fixed Income        DFA Two-Year Global Fixed
      Portfolio K                      Income Portfolio K

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                PAGE
RISK/RETURN SUMMARY.........................................         1

  HIGHLIGHTS ABOUT ALL THE PORTFOLIOS.......................         1
  MANAGEMENT................................................         1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............         2
  OTHER RISKS...............................................         5
  RISK AND RETURN BAR CHARTS AND TABLES.....................         5

FEES AND EXPENSES...........................................        10

SECURITIES LENDING REVENUE..................................        11

HIGHLIGHTS..................................................        11

U.S. LARGE COMPANY PORTFOLIO K..............................        12

STANDARD & POORS--INFORMATION AND DISCLAIMERS...............        13

U.S. VALUE PORTFOLIOS.......................................        13

U.S. 6-10 SMALL COMPANY PORTFOLIO K.........................        14

DFA INTERNATIONAL VALUE PORTFOLIO K.........................        15

EMERGING MARKETS PORTFOLIO K................................        16

FIXED INCOME PORTFOLIOS.....................................        18

PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS...................        21

SECURITIES LOANS............................................        21

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............        22

MANAGEMENT OF THE FUNDS.....................................        22

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............        23

ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS.........        24

PURCHASE OF SHARES..........................................        24

VALUATION OF SHARES.........................................        25

EXCHANGE OF SHARES..........................................        27

REDEMPTION OF SHARES........................................        27

THE MASTER-FEEDER STRUCTURE.................................        28

SERVICE PROVIDERS...........................................        30

RISK/RETURN SUMMARY

HIGHLIGHTS ABOUT ALL THE PORTFOLIOS
---------------------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively new and more complex. As a result, a Feeder Portfolio might encounter operational or other complications. While this structure is designed to reduce costs, it may not do so.

A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MANAGEMENT: Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each Master Fund. (A Feeder Portfolio does not need an investment manager.)

INVESTMENT APPROACH -- DOMESTIC AND INTERNATIONAL
--------------------------------------------------

EQUITY PORTFOLIOS
----------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks in general) selection, not individual stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.  Purchasing stocks so the portfolio is generally market cap weighted.

MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

U.S. Large Company Portfolio K buys a Master Fund that is managed differently. Because this Master Fund is an index fund, its only criteria for holding a stock is whether the stock is in the S&P 500-Registered Trademark- Index.

The Master Funds in which the U.S. Large Cap Value Portfolio K, U.S. 4-10 Value Portfolio K and U.S. 6-10 Small Company Portfolio K invest use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Dividing all the companies traded on the New York Stock Exchange ("NYSE") into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in decile 10, the smallest.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

2.  Combining two or more of these deciles into a market cap segment or range.

3. Generally, considering a stock (it may not necessarily be NYSE traded) for purchase only if its market capitalization falls within the range created.


The U.S. Large Cap Value Portfolio K's Master Fund buys stocks with market caps in the range defined by stocks in NYSE deciles 1 through 5. Similarly, U.S. 4-10 Value Portfolio K's Master Fund buys stocks with market caps in the range defined by stocks in NYSE deciles 4 through 10, and U.S. 6-10 Small Company Portfolio K's Master Fund buys stocks with market caps in the range defined by stocks in NYSE deciles 6 through 10.


INVESTMENT APPROACH -- FIXED INCOME PORTFOLIOS
----------------------------------------------

Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

MARKET RISK:
-----------

Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, to rise or fall. Fixed income Master Funds are particularly sensitive to changing interest rates.

DOMESTIC EQUITY PORTFOLIOS:

U.S. LARGE COMPANY PORTFOLIO K
----------------------------

- INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500-Registered Trademark- Index stocks in about the same proportions as they are found in the S&P 500-Registered Trademark- Index.

ABOUT THE S&P 500-REGISTERED TRADEMARK- INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

THE U.S. VALUE PORTFOLIOS
----------------------

U.S. LARGE CAP VALUE PORTFOLIO K
U.S. 4-10 VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of U.S. companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio K -- Large capitalization stocks.

   - U.S. 4-10 Value Portfolio K -- Mid and small capitalization issues.

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.

MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

U.S. 6-10 SMALL COMPANY PORTFOLIO K
--------------------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases small and very small company stocks using a market cap weighted approach.

RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.

INTERNATIONAL EQUITY PORTFOLIOS:

DFA INTERNATIONAL VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of large non-U.S. companies on a market capitalization weighted basis in each country in which the Master Fund invests.

Most Portfolios and Master Funds do not hedge their foreign currency risks.

EMERGING MARKETS PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys stocks of larger emerging market companies.

EMERGING MARKETS are countries with less developed economies not yet at the level of the world's mature economies.

FOREIGN SECURITIES AND CURRENCIES RISK -- DFA INTERNATIONAL VALUE AND EMERGING MARKETS PORTFOLIOS: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). Foreign currency risk can be minimized by hedging. However, hedging may be expensive.


EMERGING MARKETS RISK -- EMERGING MARKETS PORTFOLIO K: Risks generally associated with foreign securities and currencies may be greater in emerging market countries than other foreign countries. Numerous emerging market countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw their assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.


FIXED INCOME PORTFOLIOS:

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of one year or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that generally invests in high quality obligations maturing in one year or less. The Master Fund may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate its investments in the banking industry if particular conditions occur.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in two years or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys debt instruments with maturities of two years or less. Issuers may include the U.S. and other national governments, supranational organizations (e.g., the World Bank) and domestic and foreign corporations. The Master Fund hedges all foreign currency risks. It also intends to concentrate its investments in the banking industry if particular conditions occur.


RISKS OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K to changes in performance of the banking industry generally. For example, a change in the market's perception of the riskiness of banks compared to non-banks would cause the Portfolios' values to fluctuate. Additional risks of concentrating in the banking industry include changes in general market and economic conditions (for example, increases in interest rates may have a negative impact on banking industry profitablility), industry consolidation, and changing regulatory requirements.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose values are derived from those of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). DFA Two-Year Global Fixed Income Portfolio K's Master Fund uses foreign currency contracts to hedge foreign currency risks. The International Equity Portfolios' Master Funds may also hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.

SECURITIES LENDING:
----------------

The Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------


The Bar Charts and Tables below illustrate the variability of each Master Fund's returns, and are meant to provide some indication of the risks of investing in the Portfolios. Because the Portfolios are new, the returns shown in the Bar Charts and Tables are for the corresponding Master Funds and have been adjusted to reflect the anticipated expenses of the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 year, and 10 year (or since inception if shorter) returns compare with those of broad measures of market performance. Past performance is not an indication of future results. Reimbursement fees applicable to purchases of shares in the Emerging Markets Portfolio K are not reflected in the Bar Chart. If these fees were reflected, your returns in the Emerging Markets Portfolio K would be less than those shown in the Bar Chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY PORTFOLIO K

TOTAL RETURNS (%)*
1991                29.68
1992                 6.97
1993                 9.52
1994                 1.06
1995                36.53
1996                22.11
1997                32.40
1998                27.98
1999                20.12

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -1.01%.

JANUARY 1991-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
21.26 (10/98-12/98)     -10.06 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999   ONE   FIVE   SINCE 1/91
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
U.S. Large Company Portfolio      20.12  27.68      20.13
S&P 500 Index                     21.03  28.55      20.85

U.S. LARGE CAP VALUE PORTFOLIO K

TOTAL RETURNS (%)*
1994                -4.88
1995                37.86
1996                19.71
1997                27.58
1998                11.47
1999                 4.32

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -7.89%.

JANUARY 1994-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
16.65 (10/98-12/98)     -17.18 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999  ONE   FIVE   SINCE 4/93
     ANNUALIZED RETURNS (%)       YEAR  YEARS  INCEPTION
U.S. Large Cap Portfolio          4.32  19.61      14.57
Russell 1000 Value Index          7.35  23.08      17.57

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. 6-10 SMALL COMPANY PORTFOLIO K

TOTAL RETURNS (%)*
1993                13.17
1994                -1.82
1995                29.52
1996                17.05
1997                23.55
1998                -6.09
1999                24.70

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 6.97%.

JANUARY 1993-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
19.82 (4/99-6/99)       -22.22 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999    ONE   FIVE   SINCE 4/92
     ANNUALIZED RETURNS (%)        YEAR   YEARS  INCEPTION
U.S. 6-10 Small Company Portfolio  24.70  17.01      13.62
Russell 2000 Index                 21.26  16.70      14.12

U.S. 4-10 VALUE PORTFOLIO K

TOTAL RETURNS (%)*
1999                5.82

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -3.57%.

JANUARY 1999-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
23.96 (4/99-6/99)       -22.34 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999   ONE   SINCE 3/98
     ANNUALIZED RETURNS (%)       YEAR   INCEPTION
U.S. 4-10 Value Portfolio          5.82      -4.99
Russell 2000 Value Index          -1.49      -6.44

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO K

TOTAL RETURNS (%)*
1995                11.07
1996                 7.32
1997                -3.59
1998                14.31
1999                15.72

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 0.51%.

JANUARY 1995-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
17.78 (1/98-3/98)       -17.00 (7/98-9/98)

PERIODS ENDING DECEMBER 31, 1999
     ANNUALIZED RETURNS (%)        ONE YEAR  FIVE YEARS  SINCE 3/94 INCEPTION
DFA International Value Portfolio     15.72        8.74                  7.65
MSCI EAFE Index (net dividends)       26.91       12.82                 10.83

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)*
1990                8.44
1991                8.08
1992                4.56
1993                3.78
1994                1.85
1995                7.32
1996                5.15
1997                5.37
1998                5.05
1999                3.97

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 2.54%.

JANUARY 1990-JUNE 2000
   HIGHEST QUARTER       LOWEST QUARTER
2.37 (1/95-3/95)        0.11 (1/94-3/94)

 PERIODS ENDING DECEMBER 31, 1999
      ANNUALIZED RETURNS (%)         ONE YEAR  FIVE YEARS  TEN YEARS
DFA One-Year Fixed Income Portfolio      3.97        5.37       5.34
Merrill Lynch U.S. Corporate &
Government 1-3 Years Index               3.26        6.58       6.68
Three-Month U.S. Treasury Bills          4.83        5.35       5.29

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING MARKETS PORTFOLIO K

TOTAL RETURNS (%)*
1995                  2.05
1996                 10.84
1997                -19.45
1998                -10.03
1999                 70.51

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was -13.46%.

JANUARY 1995-JUNE 2000
   HIGHEST QUARTER        LOWEST QUARTER
31.39 (10/98-12/98)     -22.14 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 1999   ONE   FIVE   SINCE 5/94
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
Emerging Markets Portfolio        69.64   6.81       6.96
MSCI Emerging Markets Free Index  63.69  -0.14       0.39

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)
1997               5.31
1998               5.86
1999               3.95

*The Portfolio's total return for the period January 1, 2000 through June 30, 2000 was 2.27%.

JANUARY 1997-JUNE 2000
   HIGHEST QUARTER       LOWEST QUARTER
1.87 (4/97-6/97)        0.84 (4/99-6/99)

PERIODS ENDING DECEMBER 31, 1999
     ANNUALIZED RETURNS (%)       ONE YEAR  SINCE 3/96 INCEPTION
      DFA TWO-YEAR GLOBAL
Fixed Income Portfolio                3.95                  5.48
Merrill Lynch 1-3 Years
Government Index                      3.08                  5.54

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

REIMBURSEMENT FEES (AS PERCENTAGE OF OFFERING PRICE)(1)

Emerging Markets Portfolio K ........................................  0.50%

------------------------

 (1) Reimbursement fees are charged to purchasers of shares and paid to the Emerging Markets Portfolio K, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES.") The reimbursement fees serve to offset costs incurred by the Portfolio when investing the proceeds from the sale of its shares. (See "VALUATION OF SHARES-Public Offering Price" for a more complete description of reimbursement fees.) The corresponding Master Fund charges a reimbursement fee to purchasers of shares equal to the reimbursement fee charged by the Portfolio as set forth above.


ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)



                                                                                         TOTAL
                                                                             OTHER      ANNUAL
               ANNUAL FUND OPERATING EXPENSES                  MANAGEMENT   EXPENSES   OPERATING
          (AS A PERCENTAGE OF AVERAGE NET ASSETS)                FEE(1)       (2)      EXPENSES
------------------------------------------------------------   ----------   --------   ---------
U.S. Large Company Portfolio K..............................      0.40%       0.47%      0.87%
U.S. Large Cap Value Portfolio K............................      0.50%       0.29%      0.79%
U.S. 4-10 Value Portfolio K.................................      0.65%       0.46%      1.11%
U.S. 6-10 Small Company Portfolio K.........................      0.60%       0.41%      1.01%
DFA International Value Portfolio K.........................      0.65%       0.37%      1.02%
Emerging Markets Portfolio K................................      0.75%       0.89%      1.64%
DFA One-Year Fixed Income Portfolio K.......................      0.40%       0.41%      0.81%
DFA Two-Year Global Fixed Income Portfolio K................      0.40%       0.47%      0.87%


------------------------


 (1) The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Portfolio. From the administration fee that it receives from each Portfolio, the Advisor compensates service agents that provide shareholder servicing, recordkeeping, account maintenance and other services to 401(k) plan shareholders and their plan participants, in an amount up to 0.25% of the Portfolio's average net assets.



 (2) "Other Expenses" are annualized estimates based on anticipated fees and expenses payable by both the Master Fund and the Portfolio through the fiscal year ending November 30, 2000.

EXAMPLE


    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the specified Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS
                                                              --------   --------
U.S. Large Company Portfolio K..............................    $ 89       $278
U.S. Large Cap Value Portfolio K............................    $ 81       $252
U.S. 4-10 Value Portfolio K.................................    $113       $353
U.S. 6-10 Small Company Portfolio K.........................    $103       $322
DFA International Value Portfolio K.........................    $104       $325
Emerging Markets Portfolio K................................    $216       $565
DFA One-Year Fixed Income Portfolio K.......................    $ 83       $259
DFA Two-Year Global Fixed Fund Income Portfolio K...........    $ 89       $278

    The Example summarizes the aggregate annual operating expenses of both the Portfolios and their corresponding Master Funds. Because the Portfolios are new, the Example is based on the Portfolios' anticipated expenses for their current fiscal year and does not extend over five- and ten-year periods.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 1999, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of each Master Fund (See "SECURITIES LOANS").

                                                                            PERCENTAGE
                                                                              OF NET
                                                              NET REVENUE     ASSETS
                                                              -----------   ----------
U.S. Large Company..........................................  $  115,000      0.01%
U.S. Large Cap Value........................................  $   57,000      0.00%
U.S. 4-10 Value.............................................  $   88,000      0.03%
U.S. 6-10 Small Company.....................................  $  688,000      0.12%
DFA International Value.....................................  $1,324,000      0.08%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    The Advisor serves as investment advisor to each Master Fund. Dimensional Fund Advisors Ltd. and DFA Australia Limited provide consulting services to the Advisor with respect to DFA International Value Portfolio K's Master Fund. The Advisor provides each Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")

DIVIDEND POLICY


PORTFOLIO/MASTER FUND                                          YEARLY    QUARTERLY   MONTHLY
---------------------                                         --------   ---------   --------
U.S. Large Company                                                           X
U.S. Large Cap Value                                                         X
U.S. 4-10 Value                                                  X
U.S. 6-10 Small Company                                          X
DFA International Value                                                      X
Emerging Markets                                                 X
DFA One-Year Fixed Income                                                               X
DFA Two-Year Global Fixed Income                                             X

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios (except the Emerging Markets Portfolio K) are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares. Shares of the Emerging Markets Portfolio K may be purchased at a public offering price that is equal to the net asset value of its shares, plus a reimbursement fee. The reimbursement fee is used to defray the costs associated with investment of the proceeds from the sale of its shares.

    The value of the shares issued by each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Unlike shares of money market funds, the shares of the Fixed Income Portfolios will tend to reflect fluctuations in interest rates because their corresponding Master Funds do not seek to stabilize the price of their shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

ELECTRONIC SHAREHOLDER INFORMATION


    The Portfolios are designed specifically for on-line investors, in order to keep costs to a minimum. A 401(k) plan or similar retirement plan, when opening an account, must consent to the acceptance of all shareholder information (prospectuses and annual and semi-annual reports) about the Portfolios through e-mail and access to the Portfolios' website at www.dfafunds.com. A plan may later revoke its consent by requesting paper versions of shareholder information (see "ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS").


                         U.S. LARGE COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    U.S. Large Company Portfolio K seeks, as its investment objective, to approximate the investment performance of the S&P 500-Registered Trademark-Index, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500-Registered Trademark-Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500-Registered Trademark- Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index.

    The U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or to maintain cash liquidity. To the extent that this Master Fund invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.



    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P
500-Registered Trademark- Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares.


                 STANDARD & POORS--INFORMATION AND DISCLAIMERS


    Neither the U.S. Large Company Portfolio K nor the U.S. Large Company Series are sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company
Portfolio K or the U.S. Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio K or the U.S. Large Company Series particularly or the ability of the S&P 500-Registered Trademark- Index to track general stock market performance. S&P's only relationship to the U.S. Large Company Portfolio K and the U.S. Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500-Registered Trademark- Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company Portfolio K or the U.S. Large Company Series. S&P has no obligation to take the needs of the U.S. Large Company Portfolio K, the U.S. Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500-Registered Trademark- Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio K or the U.S. Large Company Series or the issuance or sale of shares of the U.S. Large Company Portfolio K or the U.S. Large Company Series or in the determination or calculation of the equation by which the U.S. Large Company Portfolio K or the U.S. Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio K or the U.S. Large Company Series.


    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the U.S. Large Cap Value Portfolio K and U.S. 4-10 Value Portfolio K is to achieve long-term capital appreciation. These Portfolios will pursue their investment objectives by investing all of their assets in the U.S. Large Cap Value Series (the "Large Cap Value Series") and the U.S. 4-10 Value Series (the "4-10 Value Series") of the Trust, respectively. These Master Funds are collectively called the "U.S. Value Master Funds." Each of the U.S. Value Master Funds has the same investment objective and policies as its corresponding U.S. Value Portfolio. Ordinarily, each of the U.S. Value Master Funds will invest at least 80% of its assets in a broad and diverse group of readily marketable common stocks of U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, a company's shares will be considered to have a high book to market ratio and thus will be considered eligible for investment if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE.



    The Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of U.S. operating companies whose shares are listed on the NYSE. The 4-10 Value Series will purchase common stocks of companies whose market capitalizations are equal to the market capitalizations of companies in the 4th through 10th deciles of those companies listed on the NYSE. With respect to the 9th and 10th deciles, the 4-10 Value Series may limit purchases of such common stocks to those times when it is advantageous to do so.


PORTFOLIO CONSTRUCTION

    The U.S. Value Master Funds will purchase securities that are listed on the principal U.S. national securities exchanges or traded on the over-the-counter market ("OTC"). Each of the U.S. Value Master Funds is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by each of the U.S. Value Master Funds is keyed to that security's market capitalization compared to all securities eligible for purchase. On not less than a semi-annual basis, the Advisor will calculate the book to market ratio necessary to determine those companies whose stock may be eligible for investment by each of the U.S. Value Master Funds.


    The Large Cap Value Series may sell portfolio securities when an issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by that Master Fund. The 4-10 Value Series may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by that Master Fund.



    In addition, the Large Cap Value Series may sell portfolio securities when their book to market ratios fall substantially below that of the security with the lowest such ratio that is then eligible for purchase by that Master Fund. The 4-10 Value Series may also sell portfolio securities in the same circumstances, however, it anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.


                      U.S. 6-10 SMALL COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    The U.S. 6-10 Small Company Portfolio K invests all of its assets in the U.S. 6-10 Small Company Series of the Trust (the "U.S. Small Company Series"), which has the same investment objective and policies as the Portfolio. Both the Portfolio and Master Fund have an investment objective to achieve long-term capital appreciation. The U.S. Small Company Series invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined solely on the basis of a company's market capitalization. Market capitalization will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.

    The U.S. Small Company Series will invest at least 80% of its assets in equity securities of U.S. small companies and will be structured to reflect reasonably the relative market capitalizations of its portfolio companies. References in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies listed on the NYSE. The Advisor believes that over the long term the investment performance of small companies is superior to large companies. Investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the U.S. Small Company Series, may participate indirectly in the investment performance of these companies through ownership of a Portfolio's stock.



    The U.S. Small Company Series will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") or traded OTC. The U.S. Small Company Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of its gross assets. Generally, it is the intention of the U.S. Small Company Series to acquire a portion of the common stock of an eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. In the future, the Master Fund may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the U.S. Small Company Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof, together with the value of all other illiquid investments, may not exceed 15% of the value of the Master Fund's net assets at the time of purchase.


PORTFOLIO CONSTRUCTION


    The U.S. Small Company Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Small Company Series is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if: (1) in the Advisor's judgment, the issuer is in extreme financial difficulty, (2) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (3) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will be excluded (except as part of a merger, consolidation or acquisition of assets).



    On a periodic basis, the Advisor will review the holdings of the U.S. Small Company Series and determine which, at the time of such review, are no longer considered small companies.


                      DFA INTERNATIONAL VALUE PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of DFA International Value Portfolio K is to achieve long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S. companies that the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets.



    Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the Master Fund's assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, the Master Fund will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.


PORTFOLIO CONSTRUCTION


    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the Master Fund will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.



    It is management's belief that the value stocks of large companies, over a long term, offer a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.


                          EMERGING MARKETS PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES


    The investment objective of the Emerging Markets Portfolio K is to achieve long-term capital appreciation. The Emerging Markets Portfolio K invests all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Series seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts or American Depository Receipts.



    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. The Master Fund will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Master Fund may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.



    The Emerging Markets Series may not invest in all such companies or Approved Markets or achieve approximate market weights, for reasons that include constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the Master Fund's policy not to invest more than 25% of its assets in any one industry.



    Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities. Approved Market securities are defined to be: (1) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (2) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (3) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (4) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and
(5) Approved Markets equity securities in the form of depository shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.



    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series.


    As of the date of this Prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include, but are not limited to, Colombia, Czech Republic, India, Jordan, Republic of South Africa, Venezuela and Zimbabwe.


    The Emerging Markets Series may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but not less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.



    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Emerging Markets Series to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION


    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.


    Even though a company's stock may meet the applicable market capitalization criterion for the Master Fund's criterion for investment, it may not be included for one or more reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, the Advisor will exercise discretion and consideration which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500-Registered Trademark- Index). The Advisor will also exercise discretion in determining the allocation of investments between Approved Markets.

    It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in a Master Fund involves greater risk than including a large number of them.

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO K


    The investment objective of DFA One-Year Fixed Income Portfolio K is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The DFA One-Year Fixed Income Portfolio K invests all of its assets in the DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Master Fund will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Master Fund's policy that the weighted average length of maturity of investments will not exceed one year. The Master Fund principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Master Fund will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").


DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K


    The investment objective of DFA Two-Year Global Fixed Income Portfolio K is to maximize total returns consistent with preservation of capital. The DFA Two-Year Global Fixed Income Portfolio K invests all of its assets in the DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the

United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Master Fund will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.



    The Master Fund will acquire obligations which mature within two years from the date of settlement. Because many of the Master Fund's investments will be denominated in foreign currencies, the Master Fund will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Master Fund will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").


DESCRIPTION OF INVESTMENTS


    The following is a description of the categories of investments that may be acquired by the One-Year Fixed Income and Two-Year Global Fixed Income Series (collectively, the "Fixed Income Master Funds").



                                                              PERMISSIBLE CATEGORIES:
                                                              -----------------------
One-Year Fixed Income Series................................          1-6, 8
Two-Year Global Fixed Income Series.........................            1-10


 1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

 2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including Fannie Mae, Federal Home Loan Bank and the Federal Housing Administration.

 3. CORPORATE DEBT OBLIGATIONS--Nonconvertible corporate debt securities (e.g., bonds and debentures that are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-l by S&P and dollar-denominated obligations of foreign issuers issued in the United States. If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

 4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

 5. COMMERCIAL PAPER--Rated, at the time of purchase, A-l or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

 6. REPURCHASE AGREEMENTS--Instruments through which the Fixed Income Master Funds purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the underlying securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. A Fixed Income Master Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of such

    Master Fund's total assets would be so invested. The Master Funds will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the underlying securities plus any accrued interest thereon so that they will at least equal the repurchase price.

 7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

 8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

 9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    The categories of investments that may be acquired by the Fixed Income Master Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY


    The Fixed Income Master Funds will invest more than 25% of their respective total assets in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. The Portfolios that invest in the Fixed Income Master Funds, the DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K, each have the same policy. This policy can only be changed by a vote of shareholders. Investments in the Fixed Income Master Funds will not be considered investments in the banking industry so that a Portfolio may invest all or substantially all of its assets in its respective Master Fund. When investment in such obligations exceeds 25% of the total net assets of any of the Fixed Income Master Funds, such Master Fund will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, each of the One-Year Fixed Income Series and the Two-Year Global Fixed Income Series is concentrating its investments in the banking industry.


    The types of bank and bank holding company obligations in which the Fixed Income Master Funds may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Master Fund's established credit rating criteria as stated under "Description of Investments." In addition, the Fixed Income Master Funds are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The Fixed Income Master Funds will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fixed Income Master Funds will be chosen with a view to maximizing anticipated returns, net of trading costs.

PORTFOLIO TURNOVER

    The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Master Funds acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of either Fixed Income Master Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short-term instruments.


    The Two-Year Global Fixed Income Series engages in frequent trading of portfolio securities. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.


                   PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS

    With respect to the Master Funds in which the Domestic and International Equity Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered appropriate holdings in light of the investment policy of each Portfolio.

                                SECURITIES LOANS

    All of the Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the Master Fund. The value of securities loaned may not exceed 33% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. While the Portfolios are also authorized to lend portfolio securities, as long as the Portfolios only hold shares of their corresponding Master Funds, the Portfolios do not intend to lend those shares.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


    The portfolio structures of the Large Cap Value, 4-10 Value, U.S. Small Company and International Value Series involve market capitalization weighting. That is, their investment portfolios are market capitalization weighted. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase securities in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a Master Fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. With regard to the U.S. Small Company Series, a further deviation may occur due to investments in privately placed convertible debentures.



    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. (The 4-10 Value Series may limit purchases of common stocks in the 9th and 10th deciles to those times when it is advantageous to do so.) In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.


    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by each Master Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                            MANAGEMENT OF THE FUNDS


    The Advisor serves as investment advisor to each Master Fund. As such, the Advisor is responsible for the management of each Master Fund's assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization may charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization. For the fiscal year ended November 30, 1999, each Master Fund paid advisory fees, as a percentage of its average net assets, as set forth below:



U.S. Large Company Series...................................  0.025%
U.S. Large Cap Value Series.................................  0.10%
U.S. 4-10 Value Series......................................  0.10%
U.S. 6-10 Small Company Series..............................  0.03%
International Value Series..................................  0.20%
Emerging Markets Series.....................................  0.10%
One-Year Fixed Income Series................................  0.05%
Two-Year Global Fixed Income Series.........................  0.05%


    The Portfolios and Master Funds bear all of their own costs and expenses, including: services of their independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund that are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust that are not allocable to a particular Master Fund are to be borne by each Master Fund on the basis of its relative net assets.


    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $34 billion. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") and beneficially owns 100% of DFA Australia Limited ("DFA Australia").


CONSULTING SERVICES--DFA INTERNATIONAL VALUE MASTER FUND AND EMERGING MARKETS
  MASTER FUND


    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Value and Emerging Markets Series.


SHAREHOLDER SERVICES

    On behalf of each Portfolio, the Advisor enters into agreements with service agents to provide shareholder servicing, recordkeeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. From the administration fee it receives from each Portfolio, the Advisor pays such service agents in an amount up to 0.25% of each Portfolio's average net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    The policy of the U.S. 4-10 Value Portfolio K, U.S. 6-10 Small Company Portfolio K and Emerging Markets Portfolio K is to distribute substantially all of their net investment income, together with any net realized capital gains, in December of each year. Dividends from net investment income of U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K and DFA International Value Portfolio K are distributed quarterly, and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio K, and quarterly by DFA Two-Year Global Fixed Income Portfolio K. Any net realized capital gains of the Fixed Income Portfolios will be distributed annually after the end of the fiscal year.

    Shareholders of each Portfolio will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

              ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS


    The Portfolios are sold only to 401(k) plans and other similar retirement plans. In order to keep costs to the Fund to a minimum, a 401(k) plan sponsor or its agent, when opening an account, must consent to the acceptance of all shareholder information about the Portfolios in which the 401(k) plan invests through e-mail and access to the Portfolios' website at www.dfafunds.com. The 401(k) plan sponsor or its agent will be notified when a prospectus amendment or annual or semi-annual report has been made available on the Portfolios' website. Confirmations and monthly statements will initially be delivered on paper but may, in the future, be delivered electronically.



    The Portfolios may choose to deliver paper versions of shareholder information in certain circumstances at no extra cost to the plan. Currently, the SEC requires an investor in the Portfolios be offered the opportunity to revoke its consent to receive shareholder information (including prospectuses and annual and semi-annual reports) electronically. In order to revoke a prior consent, a 401(k) plan sponsor may call the Fund collect at (310) 395-8005, or write to the Fund at Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. After consent is revoked, the Fund will send the 401(k) plan a set of paper documents at no charge. If the SEC allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, the Fund may notify 401(k) plan sponsors or their agents that the Fund will charge a plan that has revoked its consent a fee of up to $15 per year, per set of copies delivered, to cover the costs of printing, shipping and handling paper versions of shareholder information available on the Portfolios' website.



    The Portfolios' website address is www.dfafunds.com. The current prospectus and recent shareholder reports of the Portfolios will be readily available for viewing and printing on the website.


                               PURCHASE OF SHARES

PURCHASES THROUGH 401(k) PLANS

    Shares of the Portfolios are sold only to 401(k) plans and other similar retirement plans. Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES


    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the corresponding Master Funds or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the DFA International Value Series, Emerging Markets Series and DFA Two-Year Global Fixed Income Series are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the Fund and Portfolio shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value K, Emerging Markets K or DFA Two-Year Global Fixed Income K Portfolios with local currencies should first contact the Advisor for wire instructions.


    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund in which the Portfolio invests and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE


    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the respective Portfolio's or Master Fund's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by the Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the Master Funds, except for the Fixed Income Master Funds, value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees. The net asset values per share of the DFA International Value Series, Emerging Markets Series and Two-Year Global Fixed Income Series are expressed in U.S. dollars by translating the net assets of each Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.



    The value of the shares of the Fixed Income Master Funds will tend to fluctuate with interest rates because, among other factors, unlike money market funds, the Fixed Income Master Funds do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. In addition, changes in the creditworthiness of an issuer may affect the value of its debt and thus, a Fixed Income Master Fund's net asset value. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Master Funds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.



    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Master Funds and their corresponding Portfolios. If events which materially affect the value of the investments of a Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series and Emerging Markets Series own securities that are primarily listed on foreign exchanges which may trade on days when the Master Funds and Portfolios do not price their shares, the net asset values of the DFA International Value Portfolio and Emerging Markets Portfolio may change on days when shareholders will not be able to purchase or redeem shares.



    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, the Emerging Markets Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees of the Master Fund, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.


    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund is determined each day as of such close.

PUBLIC OFFERING PRICE

    Provided that PFPC Inc., the Fund's transfer agent, or the service agent designated under a 401(k) plan has received the investor's instructions in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio K are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Portfolio K and is paid to the Portfolio and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Portfolio and in-kind investments are not subject to a reimbursement fee. (See "PURCHASE OF SHARES--In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The Emerging Markets Master Fund charges a reimbursement fee equal to that charged by the Portfolio.

    The public offering price of shares of the other Portfolios described in this prospectus is the net asset value thereof next determined after the receipt of the investor's funds by the custodian, provided that the service agent has received appropriate instruction in the form required by such service agent; no sales charge or reimbursement fee is imposed.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, plan participants may exchange shares of one Portfolio described in this prospectus for shares in one or more of the other Portfolios described in this prospectus by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact your employer or the service agent of your plan for further information.

                              REDEMPTION OF SHARES


401(k) PLAN PARTICIPANT REDEMPTION PROCEDURE


    A participant in a 401(k) plan who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under the 401(k) plan in the form required by such service agent. The service agent will adopt procedures approved by Fund management for transmitting redemption orders.


401(k) PLAN REDEMPTION PROCEDURE



    A 401(k) plan that desires to redeem shares of a Portfolio must furnish a redemption request to the Fund. Each Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request in good order by PFPC Inc. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    A 401(k) plan redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a 401(k) plan may request overnight delivery of such check at the plan's own expense. If the proceeds are wired to the plan's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the plan's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions.


    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The DFA International Value Portfolio K, Emerging Markets Portfolio K and DFA Two-Year Global Fixed Income Portfolio K reserve the right to redeem their shares in the currencies in which their corresponding Master Funds' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities and converting currencies which were received in payment of redemptions. Also, the value of the securities may be affected by currency exchange fluctuations.

                          THE MASTER-FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, the Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund corresponding to the U.S. 6-10 Small Company, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. 4-10 Value, U.S. Large Cap Value and DFA International Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               SERVICE PROVIDERS


               INVESTMENT ADVISOR                                     CUSTODIAN

         DIMENSIONAL FUND ADVISORS INC.                          PFPC TRUST COMPANY
          1299 Ocean Avenue 11th Floor                          400 Bellevue Parkway
             Santa Monica, CA 90401                             Wilmington, DE 19809
             Tel. No. (310) 395-8005

             INDEPENDENT ACCOUNTANTS                  ACCOUNTING SERVICES, DIVIDEND DISBURSING
           PRICEWATERHOUSECOOPERS LLP                            AND TRANSFER AGENT
           200 East Las Olas Boulevard                                PFPC INC.
                   Suite 1700                                   400 Bellevue Parkway
            Ft. Lauderdale, FL 33301                            Wilmington, DE 19809

                                           LEGAL COUNSEL
                               STRADLEY, RONON, STEVENS & YOUNG, LLP
                                     2600 One Commerce Square
                                    Philadelphia, PA 19103-7098

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and the Portfolios in the Fund's Statement of Additional Information ("SAI"). You can find more information about the Trust and the Master Funds in the Trust's Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Master Funds in their last fiscal year. The Portfolios are new so the Fund's reports do not yet include any information about them.


TO OBTAIN DOCUMENTS:


-  Access them on the Fund's web site at www.dfafunds.com.

- If you represent a 401(k) plan sponsor or other qualifying retirement plan, call collect at (310) 395-8005.

-  Access them on the SEC's Internet site at http://www.sec.gov.

-  Review and copy them at the SEC's Public Reference Room in Washington, D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 10, 2000

     Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company that offers twenty-three series of shares. This statement of additional information ("SAI") relates to eight series of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):


                           DOMESTIC EQUITY PORTFOLIOS

U.S. Large Company Portfolio K               U.S. 4-10 Value Portfolio K
U.S. Large Cap Value Portfolio K             U.S. 6-10 Small Company Portfolio K

                         INTERNATIONAL EQUITY PORTFOLIOS

DFA International Value Portfolio K          Emerging Markets Portfolio K


                             FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio K        DFA Two-Year Global Fixed Income
                                                       Portfolio K


     This SAI is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated July 10, 2000, as amended from time to time. The corresponding Master Funds' audited financial statements for the fiscal year ended November 30, 1999 are incorporated by reference from the Trust's annual report to shareholders. The Portfolios' prospectus and the Trust's annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS

PORTFOLIO CHARACTERISTICS AND POLICIES........................................3

BROKERAGE COMMISSIONS.........................................................3

INVESTMENT LIMITATIONS........................................................4

FUTURES CONTRACTS.............................................................7

CASH MANAGEMENT PRACTICES.....................................................8

CONVERTIBLE DEBENTURES........................................................9

PORTFOLIO TURNOVER RATES......................................................9

DIRECTORS AND OFFICERS........................................................9

SERVICES TO THE FUND.........................................................12

ADVISORY FEES................................................................13

GENERAL INFORMATION..........................................................13

CODES OF ETHICS..............................................................13

SHAREHOLDER RIGHTS...........................................................14

PURCHASE OF SHARES...........................................................14

REDEMPTION AND TRANSFER OF SHARES............................................15

TAXATION OF THE PORTFOLIOS...................................................15

CALCULATION OF PERFORMANCE DATA..............................................16

FINANCIAL STATEMENTS.........................................................18

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     Each of the Portfolios is a "Feeder Fund," which means that it seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of The DFA Investment Trust Company (the "Trust"). The series of the Trust are referred to as the "Master Funds." Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund, and provides administrative services to the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios through their investments in the Master Funds.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Domestic Equity and International Equity Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that the Master Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

                              BROKERAGE COMMISSIONS

     The following table depicts brokerage commissions paid by the Master Funds.


                               FISCAL YEARS ENDED
                                                              1999            1998           1997
                                                              ----            ----           ----
U.S. Large Company Series.............................    $     1,250      $   15,841     $   40,689
U.S. Large Cap Value Series...........................      2,492,821       1,116,421        929,005
U.S. 4-10 Value Series................................      1,164,028         717,873            -0-
U.S. 6-10 Small Company Series........................        733,337       1,022,535        855,652
International Value Series............................        480,344         763,022      1,133,787
Emerging Markets Series...............................        246,534         375,895        559,853
                                                              -------         -------        -------
TOTAL.................................................    $ 5,118,314      $4,011,587     $3,518,986


     The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     The Fixed Income Master Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Master Funds effect transactions.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.


     The OTC companies eligible for purchase by certain of the Master Funds are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks (ECNs) and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.



     ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers and many institutions. Such ECNs charge a commission for each trade executed on its system. For example, on any given trade, a Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on an ECN communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Funds can effect transactions at the best available prices.


     During the fiscal year ended November 30, 1999, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                                                                             VALUE OF
                                                                            SECURITIES        BROKERAGE
                                                                           TRANSACTIONS      COMMISSIONS
                                                                           ------------      -----------
U.S. Large Cap Value Series......................................          $164,462,095         $179,980
U.S. 4-10 Value Series...........................................            60,217,214          214,638
U.S. 6-10 Small Company Series...................................            15,502,174           79,379
International Value Series.......................................            83,584,021           38,304
                                                                           ------------         --------
TOTAL............................................................          $323,765,504         $512,301
                                                                           ------------         --------


     The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios' shares. A Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

     Each of the Portfolios and Master Funds has adopted certain limitations which may not be changed with respect to any Portfolio or Master Fund without the approval of the holders of a majority of the outstanding voting securities of such Portfolio or Master Fund. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio or Master Fund.

     The Portfolios and Master Funds will not:


          (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and they (except the U.S. 6-10 Small Company Portfolio and the DFA One-Year Fixed Income Portfolio) may purchase or sell financial futures contracts and options thereon;


          (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          (3) as to 75% of the total assets of a Portfolio or Master Fund, invest in the securities of any issuer (except obligations of the U.S. Government, its agencies and its instrumentalities or, for the Portfolios, shares of an investment company) if, as a result, more than 5% of the Portfolio's or Master Fund's total assets, at market, would be invested in the securities of such issuer;


          (4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets (provided that DFA One-Year Fixed Income Portfolio may borrow no more than 5% of its net assets) or pledge in excess of 33% of such assets to secure such loans;


          (5) engage in the business of underwriting securities issued by others;

          (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's or Master Fund's total assets would be invested in securities of companies within such industry; except that the Fixed Income Portfolios and Master Funds shall invest more than 25% of their total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

          (7)  purchase securities on margin; or

          (8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

     In addition, the Master Funds will not:


          (9) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the 4-10 Value Series is not subject to this limitation;



          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (4) above; provided that the 4-10 Value Series is not subject to this limitation;



          (11) invest more than 10% of the value of the Master Fund's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the 4-10 Value Series and Two-Year Global Fixed Income Series are not subject to this limitation, and the Large Cap Value Series, the International Value Series, the U.S. 6-10 Small Company Series and the Emerging Markets Series may invest not more than 15% of their total assets in illiquid securities;

          (12) invest for the purpose of exercising control over management of any company; provided that the 4-10 Value Series is not subject to this limitation;



          (13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that each of the 4-10 Value Series and Emerging Markets Series may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;



          (14) invest more than 5% of its total assets in securities of companies that have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the 4-10 Value Series and Emerging Markets Series;



          (15) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except that the 4-10 Value Series is not subject to these limitations;



          (16) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the 4-10 Value Series is not subject to this limitation; or



          (17) acquire more than 10% of the voting securities of any issuer; provided that this limitation applies only to 75% of the assets of both of the U.S. Value Series and the Emerging Markets Series.


     The investment limitations described in (3), (6) and (10) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as one of the Master Funds.

     The investment limitations described in (1), (4) and (7) above do not prohibit each Portfolio or Master Fund that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations. The investment limitation described in
(5) above does not prohibit each Portfolio or Master Fund from acquiring private placements to the extent permitted under applicable regulations.

     For purposes of (4) above, the Emerging Markets Portfolio K (indirectly through its investment in the corresponding Master Fund) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Fund has no present intent to engage in any other types of borrowing transactions under this authority.

     Although (2) above prohibits cash loans, the Portfolios and Master Funds are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     For the purposes of (11) above, the Fixed Income Master Funds may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     Although not a fundamental policy subject to shareholder approval: (1) the U.S. 6-10 Small Company Portfolio K (indirectly through its investment in the Master Fund) does not intend to purchase interests in any real estate investment trust; and (2) the U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. 4-10 Value Portfolio K, U.S. 6-10 Small Company Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K (directly or indirectly through their investments in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.


     The DFA Two-Year Global Fixed Income Portfolio K (directly or indirectly through its investment in the Master Fund) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each U.S. Value Portfolio and the DFA International Value Portfolio K (directly or indirectly through its investment in the Master Fund) have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.


     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as this Master Fund or whose use is otherwise considered by the Master Fund to be advisable. The Master Fund will "look through" any such vehicle to determine compliance with its investment restrictions.


     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that a Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to a Portfolio's or Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS


     All the Master Funds, except the U.S. 6-10 Small Company Series and One-Year Fixed Income Series, may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.


     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission (the "Commission"), each Master Fund may be required to maintain segregated accounts consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES


     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.


     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

                                                                                                 Percentage
         Portfolios and Master Funds                  Permissible Cash Investment                Guidelines*
------------------------------------------------------------------------------------------------------------
U.S. Large Company                             Short-term  fixed income  obligations same
                                               as One-Year Fixed Income Portfolio;  index
                                               futures contracts and options thereon**               5%
------------------------------------------------------------------------------------------------------------
U.S. Value                                     High  quality,  highly liquid fixed income
                                               securities    such   as    money    market
                                               instruments;  index futures  contracts and
                                               options thereon**                                     20%
------------------------------------------------------------------------------------------------------------
U.S. 6-10 Small Company                        No limitations                                        20%
------------------------------------------------------------------------------------------------------------
International Value                            Fixed  income  obligations  such as  money
                                               market    instruments;    index    futures
                                               contracts and options thereon**                       20%
------------------------------------------------------------------------------------------------------------
Emerging Markets                               Money market instruments; highly liquid
                                               debt securities; freely convertible
                                               currencies; shares of money market mutual
                                               funds***; index futures contracts
                                               and options thereon**
                                                                                                     10%
------------------------------------------------------------------------------------------------------------

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

     ***Investments in money market mutual funds may involve duplication of certain fees and expenses.

                             CONVERTIBLE DEBENTURES


     The U.S. 6-10 Small Company Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the Master Fund an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund's investment objective and policies.


                            PORTFOLIO TURNOVER RATES


     Generally, securities will be purchased by the Domestic Equity and International Equity Master Funds with the expectation that they will be held for longer than one year. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the U.S. 6-10 Small Company Series ordinarily are anticipated to be relatively low. The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The portfolio turnover rates for the Two-Year Global Fixed Income Series have varied from year to year due to market and other conditions. In addition, variations in turnover rates occur because securities are sold when, in the Advisor's judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.


                             DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of that Fund. Each of the Directors and officers of the Fund is also a Director and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The names, locations and dates of birth of the Directors and officers of the Funds and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc., Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company (registered investment company). Chairman and Director, Dimensional Fund Advisors Ltd. Director, SA Funds (registered investment company) and Assante Corporation (investment management).

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc.


     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (Division of UNext.com). Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company).


     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).



     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company (registered investment company). Director, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain
View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.



     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company (registered investment company). Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


--------------------------------------------
*  Interested Director of the Funds.
#  Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

OFFICERS

     Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/8/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Formerly, Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary (Assistant Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Judith Jonas, (11/27/55), Vice President, Santa Monica, CA. Vice President, Wells Fargo Bank, N.A. from 1989-1990. Vice President, Demko Baer & Associates, 1991.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D., # (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

--------------------------------------------
#   Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 1999 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.



                                                   Aggregate           Total Compensation
                                                  Compensation              from Fund
Director                                         From the Fund         and Fund Complex *
--------                                         -------------         -----------------
George M. Constantinides.................           $4,250                   $35,000
John P. Gould............................           $4,250                   $35,000
Roger G. Ibbotson........................           $4,250                   $35,000
Merton H. Miller**.......................           $3,159                   $28,000
Myron S. Scholes.........................           $4,159                   $34,000


--------------------------------------------
* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.


**  Effective June 3, 2000, Mr. Miller ceased serving as a Director of the
Fund.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. In addition, from the administration fee described below that it receives from each Portfolio, the Advisor pays service agents that provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders, in an amount up to 0.25% of the Portfolio's average net assets. For its administrative services, each Portfolio is obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentage of its average net assets listed below:

U.S. Large Company Portfolio K.....................................          0.375%
U.S. Large Cap Value Portfolio K...................................          0.40%
U.S. 4-10 Value Portfolio K........................................          0.55%
U.S. 6-10 Small Company Portfolio K................................          0.57%
DFA International Value Portfolio K................................          0.45%
Emerging Markets Portfolio K.......................................          0.65%
DFA One-Year Fixed Income Portfolio K..............................          0.35%
DFA Two-Year Global Fixed Income Portfolio K.......................          0.35%

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated among the Portfolios investing in the Master Fund based on their relative net assets. PFPC charges a group of Portfolios investing in a single Master Fund which is taxed as a corporation $1,000 per month multiplied by the number of Portfolios. This applies to the U.S. Large Cap Value Portfolio K, the U.S. 4-10 Value Portfolio K, the U.S. 6-10 Small Company Portfolio K, the DFA International Value Portfolio K, the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K. The U.S. Large Company Portfolio K and the Emerging Markets Portfolio K's corresponding Master Funds are taxed as partnerships and each will pay PFPC a monthly fee of $2,600.

CUSTODIANS


     Citibank, N.A., 111 Wall Street, New York, New York, 10005, is the global custodian for the International Value Series and Two-Year Global Fixed Income Series. The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, serves as the custodian for the Emerging Markets Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the other Master Funds. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent accountants to the Fund and audit the financial statements of the Fund and the Trust. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1999, 1998 and 1997, the Master Funds paid advisory fees as set forth in the following table. Each Master Fund has at least one other feeder fund in addition to the Portfolio; the dollar amount shown below is the total dollar amount of management fees paid by the Master Fund to the Advisor.


                                                                      1999         1998        1997
                                                                      (000)       (000)       (000)
                                                                      -----       -----       -----
U.S. Large Company Series.....................................       $  558      $  293      $   160
U.S. Large Cap Value Series...................................       $1,831      $1,667      $ 1,255
U.S. 4-10 Value Series........................................       $  291      $   86          n/a
U.S. 6-10 Small Company Series................................       $  167      $  150      $   102
International Value Series....................................       $3,481      $3,466      $ 2,997
Emerging Markets Series.......................................       $  284      $  220      $   226
One-Year Fixed Income Series..................................       $  444      $  420      $   392
Two-Year Global Fixed Income Series...........................       $  238      $  214      $   185


                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992 amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Master Funds only to institutional investors in private offerings.

                                 CODES OF ETHICS


     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes of Ethics are designed to ensure that access persons act in the interests of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for shares of mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes of Ethics also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the class of shares (Portfolio) that they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to a Master Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund becomes bankrupt, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

     The Portfolios are new so there are not yet any principal shareholders of their shares.

                               PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.




     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios that are currently sold at net asset value. Any such charges will be described in the prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.

                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Because shares of the Portfolios are offered exclusively to 401(k) plan investors, such investors will not be subject to tax on distributions of net investment income or capital gains. Unless you invest in the Portfolios through a 401(k) plan, you should consider the tax implications of investing and consult your own tax adviser.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines that such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders subject to tax will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits. Some of the Master Funds intend to qualify each year as regulated investment companies ("RIC Series"), while others are taxable as partnerships for federal income tax purposes.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains, when distributed, will be taxable to shareholders subject to tax as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital. Because shares of the Portfolios are offered exclusively to 401(k) plan investors, such investors will not be subject to tax on such distributions.

     A Portfolio that invests in foreign securities may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders subject to tax will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders subject to tax will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder subject to tax to recognize a gain or loss. If a shareholder subject to tax holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. For a shareholder subject to tax, any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder subject to tax realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to such shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     A Portfolio or a Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. For shareholders subject to tax, these rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders subject to tax by a Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO PORTFOLIOS THAT INVEST IN MASTER FUNDS

     A Portfolio that invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is a RIC Series or is a Master Fund taxable as a partnership under the Code. For example, Portfolios which invest in RIC Series will not be permitted to pass-through foreign withholding taxes paid by such RIC Series to such Portfolios' shareholders who are subject to tax. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

                         CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is, by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of


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

the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with Commission Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the Commission Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the Commission Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

     With respect to the DFA International Value Portfolio K and the Emerging Markets Portfolio K, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.

     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations, and restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Funds, adjusted to reflect the anticipated expenses of the Portfolios, for the one-year, five-years, and ten-years periods (as applicable) ended December 31, 1999 are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the Commission. With regard to the Emerging Markets Portfolio K, they reflect the reimbursement fee charged to investors and paid to the Portfolio. The current reimbursement fee for the Emerging Markets Portfolio K, expressed as a percentage of the net asset value of the shares of the Portfolio, is .50%. The Trust's annual report to shareholders for the fiscal year ended November 30, 1999 contains additional performance information for the Master Funds. Copies of the annual report are available upon request and without charge.

     As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:

                  P(1 + T) TO THE POWER OF n = ERV

          where:
                  P =      a hypothetical initial payment of $1,000
                  T =      average annual total return
                  n =      number of years
                  ERV =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance used by the Commission, the Portfolios and Master Funds may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS


     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, are the Fund's and the Trust's independent accountants. They audit the Fund's and the Trust's financial statements.


     The audited financial statements of the Master Funds for the fiscal year ended November 30, 1999, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


     A shareholder may obtain a free copy of the Trust's annual report on the Fund's website at www.dfafunds.com or by contacting the Fund at the address or telephone number appearing on the cover of this SAI.



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